UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

February 5, 2014

(Date of earliest event reported)

BREITLING ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50541	88-0507007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1910 Pacific Avenue, Suite 12000

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(214) 716-2600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 4, 2014, Breitling Energy Corporation (the “Company”) appointed Judson “Rick” F. Hoover as Chief Financial Officer of the Company and Chris A. Faulkner, the Company’s President and Chief Executive Officer, as Chairman of the Board of Directors of the Company.

From January 2013 until joining Breitling in February 2014, Mr. Hoover served as Chief Financial Officer of TransCoastal Corporation in their transition to a publicly traded company. From March 2011 to September 2012, he served as Chief Financial Officer for Sun River Energy, a publicly traded independent oil and gas company. From June 2007 to June 2009, he served as Controller for Union Drilling, Inc., another publicly traded oil field services company. Mr. Hoover served as Chief Financial Officer from December 2004 to March 2007 for Ness Energy International, a publicly traded oil and gas company with operations in Texas and Israel. Mr. Hoover is a licensed CPA from the State of Colorado. Mr. Hoover has a B.S. from Regis University and a Master’s Degree in Taxation from the University of Colorado at Denver.

Mr. Hoover has no other reportable relationships with the Company or its affiliates.

Compensation for Mr. Hoover in his new position has not been determined. The Company will report that information in a Current Report on Form 8-K when it is available.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2014, the Company’s board of directors adopted Amended and Restated Bylaws of the Company. A copy of the Amended and Restated Bylaws is attached to this Form 8-K as Exhibit No 3.1.

ITEM 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 4, 2014, the Company’s board of directors adopted a Code of Ethics for Financial Officers. A copy of the Company’s Code of Ethics for Financial Officers is attached to this Form 8-K as Exhibit No 99.1.

Item 7.01 Regulation FD.

On January 30, 2014, the Company issued a press release regarding a new field discovery in Taylor county, Texas.

At the NAPE Expo at the George R. Brown Convention Center in Houston, Texas, the Company will have staff a booth at which maps of the Company’s Muleshoe Prospect and Triple M Prospect in Taylor County, Texas will be displayed. Copies of those maps are attached as Exhibit 99.3 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

No.	Exhibit

3.1	Amended and Restated Bylaws of Breitling Energy Corporation, adopted effective February 4, 2014.

99.1	Code of Ethics for Financial Officers

99.2	Press Release

99.3	Maps of Muleshoe Prospect and Triple M Prospect in Taylor County, Texas.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERING EXPLORATION, INC.
February 5, 2014
	By:	/s/ Chris Faulkner
	Name:	Chris Faulkner
	Title:	President and Chief Executive Officer

SIGNATURE PAGE TO FORM 8-K

Exhibit Index

No.	Exhibit

3.1	Amended and Restated Bylaws of Breitling Energy Corporation, adopted effective February 4, 2014.

99.1	Code of Ethics for Financial Officers

99.2	Press Release

99.3	Maps of Muleshoe Prospect and Triple M Prospect in Taylor County, Texas.